Exhibit 10.25

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT is made as of the 14th day of June, 2002 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, this "Agreement"), between E-LOAN, INC., a corporation organized pursuant to the laws of the State of Delaware (together with its successors and assigns, the "Debtor"), and MERRILL LYNCH MORTGAGE CAPITAL INC., a corporation organized pursuant to the laws of the State of Delaware (together with its successors and assigns, the "Secured Party").

         WHEREAS the Debtor has agreed to grant a security interest in and collateral assignment of its rights in and to the Collateral to the Secured Party in order to secure the payment and performance of its Obligations to the Secured Party pursuant to the Loan Agreement, dated as of June 14, 2002 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Loan Agreement"), between the Debtor and the Secured Party, and the other Loan Documents;

         AND WHEREAS this is the Security Agreement contemplated in the Loan Agreement;

         NOW, THEREFORE, THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein contained, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

         I. REFERENCE TO LOAN AGREEMENT. This Agreement is being executed and delivered in connection with that certain Loan Agreement. The terms, conditions, and provisions of the Loan Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder so long as Secured Party is obligated to lend under the Loan Agreement and thereafter until the Obligations are paid and performed in full.

         II. INTERPRETATION.

             (a) DEFINITIONS. In this Agreement, (i) the terms "general intangibles", "chattel paper", "accounts" and "proceeds" whenever used herein have the meanings given to those terms in the UCC, and (ii) capitalized terms which are used but not otherwise defined herein and which are defined in the Loan Agreement shall have the respective meanings attributed to such terms in the Loan Agreement.

             (b) SECTIONS AND HEADINGS. The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any supplement, amendment or other modification hereto. Unless something in the subject matter or context is inconsistent therewith, reference herein to Articles and Sections are to Articles and Sections of this Agreement.

             (c) EXTENDED MEANINGS. In this Agreement, words importing the singular number only include the plural and VICE VERSA, words importing any gender include all genders and words


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         importing  persons  include  individuals,  partnerships,  associations, trusts, unincorporated organizations and corporations.

         III. SECURITY INTEREST. As security for the payment and performance of the Revolving Credit Note and all other Obligations of Debtor to Secured Party and any subsidiary or affiliate of Secured Party, whether now existing or hereafter arising, Debtor hereby grants, conveys, assigns, transfers and pledges to Secured Party a first priority, perfected security interest, and collaterally pledges and assigns to Secured Party, all right, title and interest which the Debtor now has or may hereafter have, be possessed of, be entitled to, or acquire, in, to and under the Collateral (such interest, the "Security Interest"). Such Security Interest is granted, and the pledge and assignment are made, as security only and shall not subject Secured Party to, or transfer or in any way modify, any obligation of Debtor with respect to any of the Collateral or any transaction involving or giving rise thereto.

         IV. COLLATERAL. As used herein, the term "Collateral" means all of the following property, whether now owned or hereafter acquired or arising, of the
Debtor:

             (a) All of Debtor's right, title and interest in chattel paper or other instruments or documents (which shall include any and all Certificates of Title and other such security instruments) arising from Contracts for financing the purchase of Vehicles by Obligors evidencing both a debt and security interest in such Financed Vehicles ("Vehicle Chattel Paper"), the Receivables due thereunder, and all rights of the Debtor in and to all Financed Vehicles;

             (b) All substitutes and replacements for the Vehicle Chattel Paper;

             (c) The Collection Account, the Concentration Account, the Collection Sweep Investment Account, the Checking Account, the ACH Account, all accounts relating thereto, and all amounts and other property therein from time to time;

             (d) All cash and non-cash proceeds of the Vehicle Chattel Paper, including but not limited to all present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, payment intangibles, supporting obligations, and other Rights arising from or by virtue of, or from the voluntary or involuntary sale, lease, or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other Person with respect to, all or any part of the Vehicle Chattel Paper;

             (e) All Contract Purchase Agreements with all Contract Purchasers and the proceeds thereof;

             (f) All books and records (including, without limitation, customers lists, credit files, tapes, ledger cards, computer printouts and other computer materials and records) evidencing or containing information regarding or otherwise pertaining to any of the foregoing; and

             (g) All income, payments and proceeds of any of the foregoing property in any form derived, directly or indirectly, from any dealing with any such property or that indemnifies or compensates for the loss of or damage to such property.

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         V. ATTACHMENT OF SECURITY INTEREST.  Debtor acknowledges that value has been given and agrees that the Security Interest granted hereby will attach when the Debtor signs this Agreement. Debtor represents and warrants that it has rights in, to and under the Collateral and shall at all times have rights in, to and under the Collateral.

         VI. FORM OF DOCUMENTS. Debtor acknowledges and agrees that all documents relating to the Secured Party's Security Interest in the Collateral shall be in form and substance satisfactory to the Secured Party.

         VII. RELEASE. Any item of Collateral released pursuant to the terms of this Agreement and the Loan Agreement shall be evidenced by a UCC-3 amendment statement, if necessary or desirable, and a payoff and release letter executed and delivered by the Secured Party, in form and substance satisfactory to the parties hereto; PROVIDED that any such release of Collateral arising from the Seller's sale of Contracts to (A) E-LOAN Auto Fund One, LLC pursuant to the Contribution and Sale Agreement or (B) any Contract Purchaser pursuant to a Contract Purchase Agreement, shall, in each case, be deemed to be automatically made upon repayment to the Lender of the entire outstanding amount of the Revolving Credit Loans made in respect thereof, together with all accrued interest thereon and any other amounts payable under the Loan Agreement in respect thereof, and without any action being taken by the Secured Party.

         VIII.    REPRESENTATIONS   AND   WARRANTIES.   In   addition   to   the
representations and warranties of the Debtor as Borrower under the Loan Agreement, Debtor hereby represents and warrants to Secured Party that:

             (a) Debtor has the power and authority to execute and deliver this Agreement and the other Loan Documents to which it is a party and to carry out their terms and to grant the Security Interest in the Collateral to the Secured Party; and the execution, delivery and performance of this Agreement and the other Loan Documents to which the Debtor is a party have been duly authorized by the Debtor by all necessary action.

             (b) No security  interest (other than the Security Interest granted to the Secured Party hereunder) and no Liens, except Permitted Liens, have been or will be granted or permitted by the Debtor with respect to any or all of the Collateral that has not been, as of the related Borrowing Date, released and such release is the legal, valid and binding release of the party releasing such security interest or Lien, as the case may be. In addition, none (other than those Liens in favor of Secured Party) of the Permitted Liens, including, without limitation, the Liens of GMAC Bank or Greenwich Capital Financial Products, Inc., as identified in Section IV hereof, are Liens against any Collateral.

             (c) Debtor is a  "registered  organization"  within the  meaning of
         Article 9 of the UCC, duly incorporated and validly existing under the laws of the State of Delaware, with its chief executive office located at the address as shown in Schedule I. The present and foreseeable location of Debtor's books and records concerning the Collateral is its chief executive office, and all such books, records and Collateral are in Debtor's possession. All of Debtor's assets are currently located at the locations described on Schedule I.

             (d) All Collateral that is Contracts, accounts, chattel paper, instruments, proceeds, payment intangibles, or general intangibles is free from any claim for credit, deduction, or


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         allowance  of an Obligor or any third party and free from any  defense, dispute, setoff, or counterclaim, and there is no extension or indulgence with respect thereto.

             (e) At the option of Secured Party, any amounts arising from Collateral that is Contracts, accounts, chattel paper, instruments, proceeds, payment intangibles, or general intangibles that are not paid in full, whether on any installment date or at maturity, may be deducted from any payment then or thereafter due from Secured Party to Debtor, and Secured Party may retain such Contract, account, chattel
         paper,   instrument,   proceeds,   payment   intangibles,   or  general
         intangibles   as  Collateral  for  any   outstanding   portion  of  the
         Obligations.

             (f) Schedule II sets forth a correct and complete listing of all real property owned by Debtor and a legal description with respect thereto, all leases and subleases of real or personal property by Debtor as lessee or sublessee, and all leases and subleases or real or personal property by Debtor as lessor, lessee, sublessor or sublessee. All Collateral that is an assigned contract or assigned lease is in full force and effect; there have been no renewals or extensions of, or amendments, modifications, or supplements to, any thereof about which Secured Party has not been advised in writing; Debtor is in possession of the property covered by each such assigned lease; and, no default or potential default has occurred and is continuing under any such assigned contract or assigned lease.

The delivery at any time by Debtor to Secured Party of Collateral or of additional specific descriptions of certain Collateral shall constitute a representation and warranty by Debtor to Secured Party hereunder that the representations and warranties of this Section VIII are true and correct with respect to each item of such Collateral.

         IX. CERTAIN COVENANTS. Until all Obligations are paid and performed in full, Debtor covenants and agrees with Secured Party that Debtor shall:

             (a) Maintain at Debtor's chief executive office a current record of where all Collateral is located, permit representatives of Secured Party to inspect and make abstracts from such records, and furnish to Secured Party, at such intervals as Secured Party may reasonably request, such documents, lists, descriptions, certificates, and other information as may be necessary or proper to keep Secured Party informed with respect to the identity, location, status, condition, and value of the Collateral.

             (b) Fully perform all of Debtor's duties under and in connection with each of the Loan Documents and each other document to which the Collateral, or any part thereof, relates, so that the amounts thereof shall be paid to Secured Party without abatement, reduction, diminution, offset, defense (other than prior payment), counterclaim or recoupment.

             (c) Promptly notify Secured Party of any dispute, claim, action, or proceeding which might have a Material Adverse Effect on all or any of the Collateral or the Security Interest and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding.

             (d) Hold in trust (and not commingle with other assets of Debtor) for Secured Party all Collateral that is Contracts, chattel paper, instruments, or documents at any time received by Debtor and promptly deliver same to Secured Party unless Secured Party at its option (which


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         may be evidenced only by a writing signed by Secured Party stating that
         Secured Party elects to permit Debtor to so retain) permits Debtor to retain the same.

             (e) Not sell, lease, or otherwise dispose of, or permit the sale, lease, or disposition of, any Collateral except for sales, leases, and other dispositions permitted by the terms of the Loan Agreement or any other Loan Document.

             (f) Use, operate, maintain, and store any Collateral that is equipment and which is in its possession from time to time, with reasonable care, skill, and caution and keep the same in good repair, working order, and conditions, and promptly make all necessary repairs or replacements to that end.

             (g) At Debtor's expense and Secured Party's request, before or after an Event of Default, file or cause to be filed such applications and take such other actions as Secured Party may reasonably request to document or otherwise obtain the consent or approval of any Governmental Authority to Secured Party's Rights hereunder, including, without limitation, any documents or consents which may be necessary to sell any or all of the Collateral upon an Event of Default (and, because Debtor agrees that Secured Party's remedies at Law for failure of Debtor to comply with this provision would be inadequate and that such failure would not be adequately compensable in damages, Debtor agrees that its covenants in this provision may be specifically enforced).

             (h) At its expense, perfect the security interest of the Secured Party in the Collateral by filing, registration or recordation in all offices in all jurisdictions where required by applicable law to do so. The Debtor shall renew such filings, registrations and recordings as and when required to keep them in full force and effect at all times and shall provide the Secured Party with an annual opinion of counsel on the earlier of each anniversary of the Closing Date and each extension of the Commitment Termination Date by the Lender of its Commitment under and pursuant to the terms of the Loan Agreement and at such other times as shall be reasonably required by the Secured Party, that all such filings, registrations and recordings have been duly made on a timely basis.

             (i) From time to time promptly execute and deliver to Secured Party all such further assurances, security agreements, pledges, control agreements, assignments, certificates, supplemental documents and other instruments of conveyance, transfer, mortgage, pledge or charge, and financing statements, and do all other acts or things as Secured Party may reasonably request from time to time in order to more fully create, evidence, perfect, continue, maintain and preserve the priority of the Security Interest in the Collateral and to evidence and secure the payment and performance of the obligations of the Debtor under the Loan Documents.

             (j) Not use any of the Collateral, or permit the same to be used, for any unlawful purpose or in any manner inconsistent with the provisions or requirements of any policy of insurance thereon, nor affix or install any accessories, equipment, or device on the Collateral or on any component thereof if such addition will impair the original intended function or use of the Collateral or such component.

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             (k) Not  modify  or  substitute,  or  permit  the  modification  or substitution of, any contract to which any of the Collateral which is chattel paper or accounts relates, nor extend or grant indulgences regarding any chattel paper or account which is Collateral.

             (l) Not change its jurisdiction of organization; or cease to be a "registered organization" within the meaning of the applicable UCC; or relocate its chief executive office or place where Debtor's books and records related to accounts and chattel paper are kept, or otherwise relocate any of the other Collateral to a state other than as indicated above, unless prior thereto Debtor (i) gives Secured Party thirty (30) days prior written notice of such proposed change or relocation (such notice to include, without limitation, the name of the state into which such relocation is to be made) and (ii) (unless the relocation is to a jurisdiction in which existing financing statements or other required filings have previously been made to perfect the Security Interest in such Collateral) executes and delivers all such additional documents and performs all additional acts as Secured Party, in its sole discretion, may request in order to continue or maintain the existence and priority of the Security Interest in such Collateral, and not relocate any of the Collateral to any commonwealth, nation, territory, possession, or country outside the United States of America.

             (m) Not change Debtor's name or address to which it is entitled to receive notices hereunder unless prior thereto Debtor gives Secured Party thirty (30) days prior written notice of such proposed change and executes and delivers all such additional documents and performs all additional acts as Secured Party, in its sole discretion, may request in order to continue or maintain the existence and priority of the Security Interest in all of the Collateral.

         X. DEFAULT; REMEDIES.

             (a) On or after the occurrence of any Event of Default, (i) any or all of the Obligations will at the option of the Secured Party become immediately due and payable or be subject to immediate performance, as the case may be, without presentment, demand, diligence, suit, protest or notice of dishonor or nonpayment, all of which are hereby expressly waived by the Debtor; (ii) the obligation, if any, of the Secured Party to extend further credit to the Debtor will cease; (iii) any or all security granted hereby will, at the option of the Secured Party, become immediately enforceable; and (iv) without prejudice and in addition to any right, power or remedy provided by the Loan Documents, law or equity, the Secured Party will have the rights, powers and remedies set out below, all of which rights, powers and remedies will be enforceable successively, concurrently or both:

                  1. Secured Party may by appointment in writing appoint a receiver (each herein referred to as the "Receiver") of the Collateral (which term when used in this Section X will include the whole or any part of the Collateral) and may remove or replace such Receiver from time to time or may institute proceedings in any court of competent jurisdiction for the appointment of a Receiver of the Collateral or the Debtor; and the term "Secured Party" when used in this Section X will include any Receiver so appointed and the agents, officers and employees of such Receiver; and the Secured Party will not in any way be responsible for any misconduct or negligence of any such Receiver;


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                  2. Secured  Party may take  possession of the  Collateral  and require Debtor to assemble the Collateral and deliver or make the Collateral available to Secured Party at such place or places as may be specified by Secured Party;

                  3. Secured Party may surrender, or cause Debtor to surrender, any policies of insurance on all or part of the Collateral and receive and apply the unearned premiums as a credit on the Obligations under the Loan Documents;

                  4. Secured Party may apply to the Obligations any cash held by Secured Party under this Agreement or may setoff and compensate and apply any and all deposits, general or special, time or demand, provisional or final, matured or unmatured, and any other indebtedness at any time owing by Secured Party to or for the credit of or the account of the Debtor, against and on account of the Obligations notwithstanding that any of them are contingent or unmatured;

                  5. Secured Party may open Debtor's mail and collect any and all amounts due such Debtor from account debtors or insurers and exercise any and all of such Debtor's rights and remedies with respect to such accounts and policies;

                  6. The  Secured  Party  may  hold,  sell,  lease or  otherwise dispose of the Collateral (in lots or as an entirety) at public auction, by private tender, by private sale or otherwise either for cash or upon credit upon such terms and conditions as Secured Party may determine and without notice to Debtor unless required by law in satisfaction of any or all of the Obligations. Secured Party may purchase at such sale or sales the Collateral for its own account (with whatever consequential credit to the Obligations as may be required herein or by law);

                  7. Secured Party may enforce any rights of Debtor in respect of the Collateral by any manner permitted by law;

                  8. Secured Party may accept the Collateral in satisfaction of the Obligations upon notice to the Debtor of its intention to do so in the manner required by law;

                  9. Secured Party and/or its agents may enter upon all or any of the premises occupied by the Debtor in order to seize and remove any Collateral located in or on such premises;

                  10. If the Debtor has failed to perform any of its covenants or agreements in any Loan Document, the Secured Party may bring an action to compel performance or recover damages for breach thereof, and in any event may, but shall be under no obligation to, perform any such covenants or agreements in any reasonable manner without thereby waiving any rights to enforce such Loan Document. The reasonable expenses (including any legal costs) paid or incurred by the Secured Party in respect of the foregoing shall be secured by the Security Interest granted in the Collateral;

                  11. Secured Party may charge on its own behalf and pay to others all reasonable amounts for expenses incurred and for services rendered in connection with the


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                  exercise  of the  rights and  remedies  of the  Secured  Party hereunder, including, without limiting the generality of the foregoing, reasonable legal, Receiver and accounting fees and expenses, and in every such case the amounts so paid together with all costs, charges and expenses incurred in connection therewith, including interest thereon at such rate as the Secured Party deems reasonable, will be added to and form part of the Obligations hereby secured;

                  12. Secured Party may discharge any claim, lien, mortgage, charge, security interest, encumbrance or any rights of others that may exist or be threatened against the Collateral, and in every such case the amounts so paid together with costs, charges and expenses incurred in connection therewith will be added to the Obligations hereby secured; and

                  13. Secured Party may, as it in its sole discretion may deem expedient to enforce or realize upon the Security Interest and in the Collateral and to cause the Debtor to pay its Obligations in full, take any other or additional steps under the Loan Documents, at law or in equity, all without any additional notice, presentment, demand, protest or other formality, all of which are hereby expressly waived by the Debtor.

             (b) Secured Party may (i) grant extensions of time, (ii) take and perfect or abstain from taking and perfecting security, (iii) give up security, (iv) accept compositions or compromises, (v) grant releases and discharges, and (vi) release any part of the Collateral or otherwise deal with the Debtor, debtors of the Debtor, sureties and others and with the Collateral and other security as the Secured Party sees fit without prejudice to the liability of the Debtor to the Secured Party or the Secured Party's rights hereunder.

             (c) Neither the Secured Party nor any of its directors, officers, employees, advisors or agents shall be liable or responsible to the Debtor or any other Person for any failure to seize, collect, realize, or obtain payment with respect to the Collateral or any part thereof and none of them will be bound to institute proceedings or to take other steps for the purpose of seizing, collecting, realizing or obtaining possession or payment with respect to any Collateral or for the purpose of preserving any rights of the Secured Party, the Debtor or any other person, in respect of the Collateral or for any loss or damage upon the realization or enforcement of the Collateral or any part thereof.

             (d) Secured Party may apply any proceeds of realization of the Collateral to payment of expenses in connection with the preservation and realization of the Collateral as above described and the Secured Party shall apply any balance of such proceeds to payment of the Obligations in such order as the Secured Party sees fit. If there is any surplus remaining, the Secured Party may pay it to any person having a claim thereto in priority to the Debtor of whom the Secured Party has knowledge and any balance remaining must be paid promptly to the Debtor. If the disposition of the Collateral fails to satisfy the Obligations secured by this Agreement and the aforesaid expenses, the Debtor will be liable to pay any deficiency to the Secured Party forthwith on demand.

             (e) All authorizations and agencies herein contained with respect to the Collateral are irrevocable and are powers coupled with an interest.

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

             (f) No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, remedy or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to the Secured Party or allowed the Secured Party by law or other agreement shall be cumulative and not exclusive of any other and may be exercised by the Secured Party from time to time.

             (g) The rights and remedies of the Secured Party under this Agreement and the other Loan Documents are cumulative and are in addition to and not in substitution for any rights or remedies provided by law. Any single or partial exercise by the Secured Party of any right or remedy for a default or breach of any term, covenant, condition or agreement contained herein or in any of the other Loan Documents shall not be deemed to be a waiver of or to alter, affect or prejudice any other right or remedy or other rights or remedies to which the Secured Party may be lawfully entitled for the same default or breach. Any waiver by the Secured Party of the strict observance, performance or compliance with any term, covenant, condition or agreement contained herein or in any of the other Loan Documents, and any indulgence granted by the Secured Party, shall be deemed not to be a waiver of any subsequent default.

         XI. NOTICE AND APPLICATION OF PROCEEDS.

             (a) NOTIFICATION OF DEBTOR. As required by law, Secured Party shall notify Debtor of any sale or other disposition of the Collateral; PROVIDED, HOWEVER, that any disposition of all or any portion of the Collateral shall be in accordance with this Agreement.

             (b) NOTIFICATION OF OBLIGORS. After the occurrence of an Event of Default, the Secured Party may give notice to any applicable Obligor to make all further payments relating to the Collateral to the Secured Party, and any payment or other proceeds of Collateral received by the Debtor from any such Obligor after any such notice is given by the Secured Party must be held by the Debtor in trust for the Secured Party and forthwith paid over to the Secured Party.

             (c) APPLICATION OF PROCEEDS. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral in the following order: first, to the payment of all its expenses incurred in retaking, holding and preparing any of the Collateral for sale or other disposition, in arranging for such sale or other disposition, and in actually selling or disposing of the same (all of which shall constitute part of the Obligations); second, toward repayment of amounts expended by Secured Party under Section XII; third, toward payment of the balance of the Obligations in such order and manner as Secured Party, in its discretion, may deem advisable, or as a court of competent jurisdiction may direct, fourth, to Debtor. If the proceeds are insufficient to pay the Obligations in full, Debtor shall remain liable for any deficiency.

         XII. OTHER RIGHTS OF SECURED PARTY.

             (a) PERFORMANCE. In the event Debtor shall fail to pay when due all Taxes on any of the Collateral, or to preserve the first priority perfected security interest of the Secured Party in any of the Collateral, or otherwise fail to perform any of its obligations under the Loan Documents with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, pay such Taxes, prosecute or defend any suits in relation to the Collateral, or take all other action which Debtor is required, but has failed or refused to take under the Loan Documents. Any sum which may be reasonably expended or paid by Secured Party under this subsection (a) (including, without limitation, court costs and reasonable attorneys' fees) shall bear interest from the dates of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall be part of the Obligations.

             (b) COLLECTION. Upon notice from Secured Party, each Obligor with respect to any payments on any of the Collateral (including, without limitation, dividends and other distributions with respect to insurance proceeds payable by reason or loss or damage to any of the Collateral) is hereby authorized and directed by Debtor to make payment directly to Secured Party, regardless of whether Debtor was previously making collections thereon. Secured Party shall have the right in its own name or in the name of Debtor to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Secured Party may determine; to demand, collect, receive, receipt for, sue for, compound, and give acquittances for any and all amounts due or to become due with respect to Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders or other evidences of payment on Collateral that may come into the possession of Secured Party; to sign the name of Debtor on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral; to send requests for verification of obligations to any Obligor; and to do all other acts and things necessary to carry out the intent of this Agreement. If any Obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its own name or in the name of Debtor, to take such action as Secured Party shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision hereof, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall it be under any duty whatever to anyone except Debtor to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, Secured Party shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). The receipt of Secured Party to any Obligor shall be a full and complete release, discharge, and acquittance to such Obligor, to the extent of any amount so paid to Secured Party. The Rights granted Secured Party under this subsection (b) may be exercised only upon the occurrence of a Default or an Event of Default and so long as such Default or Event of Default is continuing.

             (c) CERTAIN PROCEEDS. Upon the occurrence of a Default or an Event of Default and so long as such Default or Event of Default is continuing, any cash proceeds of Collateral which come into the possession of Secured Party may, at Secured Party's option, be applied in whole or in part to the Obligations (to the extent then due), be released in whole or in part to or on the written instructions of Debtor for any general or specific purpose, or be retained in whole or in part by Secured Party as additional Collateral. Any cash Collateral in the possession of Secured Party may only be invested by Secured Party in certificates of deposit issued by Secured Party (if Secured Party issues such certificates), or in securities issued or guaranteed by the United States of America or any agency thereof. Secured Party shall never be obligated to make any such investment and shall never have any liability to Debtor for any loss which may result therefrom. All interest and other amounts earned from any investment of Collateral may be dealt with by Secured Party in the same manner as other cash Collateral.

             (d) USE AND OPERATION OF COLLATERAL. Should any Collateral come into the possession of Secured Party, Secured Party may use or operate such Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other Rights held by Secured Party in respect of such Collateral. Debtor covenants to promptly reimburse and pay to Secured Party, at Secured Party's request, the amount of all reasonable expenses (including, without limitation, the cost of any insurance and payment of Taxes or other charges) incurred by Secured Party in connection with its custody and preservation of Collateral, and all such expenses, costs, Taxes, and other charges shall bear interest at the Default Rate until repaid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall become part of the Obligations. Notwithstanding any provision to the contrary, the risk of accidental loss or damage to, or diminution in value of, any Collateral is on Debtor, and Secured Party shall have no liability whatever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to the risks insured. With respect to Collateral that is in the possession of Secured Party, Secured Party shall have no duty to fix or preserve Rights against prior parties to such Collateral and shall never be liable for any failure to use diligence to collect any amount payable in respect of such Collateral, but shall be liable only to account to Debtor for what it may actually collect or receive thereon. The provisions of this subsection (d) shall be applicable whether or not a Default or an Event of Default has occurred and is continuing.

             (e) PURCHASE MONEY COLLATERAL. To the extent that Secured Party has advanced or will advance funds to or for the account of Debtor to enable Debtor to purchase or otherwise acquire Rights in Collateral, except as otherwise provided in the Loan Agreement, Secured Party, at its option, may pay such funds (i) directly to the Person from whom Debtor will make such purchase or acquire such Rights, or (ii) to Debtor, in which case Debtor covenants to promptly pay the same to such Person, and forthwith furnish to Secured Party evidence satisfactory to Secured Party that such payment has been made from the funds so provided by Secured Party for such payment.

             (f) SUBROGATION. If any of the Obligations are given in renewal or extension or applied toward the payment of indebtedness secured by any Permitted Lien, Secured Party shall be, and is hereby, subrogated to all of the Rights, titles, interests, and Permitted Liens securing the indebtedness so renewed, extended, or paid.

             (g) INDEMNIFICATION. DEBTOR HEREBY ASSUMES ALL LIABILITY FOR ANY LOSS, EXPENSE, CLAIM OR DAMAGE TO OR ARISING OUT OF THE COLLATERAL, THE SECURITY INTEREST, AND ANY USE, POSSESSION, MAINTENANCE, AND MANAGEMENT OF, ALL OR ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY TAXES ARISING AS A RESULT OF, OR IN CONNECTION WITH, THE TRANSACTIONS
         CONTEMPLATED HEREIN, AND AGREES TO ASSUME LIABILITY FOR, AND TO INDEMNIFY AND HOLD SECURED PARTY HARMLESS FROM AND AGAINST, ANY AND ALL CLAIMS, CAUSES OF ACTION, OR LIABILITY, FOR INJURIES TO OR DEATHS OF PERSONS AND DAMAGE TO PROPERTY, HOWSOEVER ARISING FROM OR INCIDENT TO SUCH USE, POSSESSION, MAINTENANCE, AND MANAGEMENT, WHETHER SUCH PERSONS BE AGENTS OR EMPLOYEES OF DEBTOR OR OF THIRD PARTIES, OR SUCH DAMAGE BE TO PROPERTY OF DEBTOR OR OF OTHERS. DEBTOR AGREES TO INDEMNIFY, SAVE, AND HOLD SECURED PARTY HARMLESS FROM AND AGAINST, AND COVENANTS TO DEFEND SECURED PARTY AGAINST, ANY AND ALL LOSSES, DAMAGES,

         CLAIMS, COSTS, PENALTIES, LIABILITIES, AND EXPENSES, INCLUDING, WITHOUT LIMITATION, COURT COSTS AND REASONABLE ATTORNEYS' FEES, HOWSOEVER ARISING OR INCURRED BECAUSE OF, INCIDENT TO, OR WITH RESPECT TO COLLATERAL OR ANY USE, POSSESSION, MAINTENANCE, OR MANAGEMENT THEREOF (A "CLAIM"). IN THE EVENT THAT ANY CLAIM IS BROUGHT AGAINST SECURED PARTY, SECURED PARTY AGREES TO GIVE PROMPT WRITTEN NOTICE TO DEBTOR WITH RESPECT TO SAME, TOGETHER WITH A COPY OF SUCH CLAIM, AND SO LONG AS NO EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING, DEBTOR SHALL HAVE THE RIGHT IN GOOD FAITH AND BY APPROPRIATE PROCEEDINGS TO DEFEND SECURED PARTY AGAINST SUCH CLAIM AND EMPLOY COUNSEL ACCEPTABLE TO SECURED PARTY TO CONDUCT SUCH DEFENSE (AT DEBTOR'S SOLE EXPENSE) SO LONG AS SUCH DEFENSE SHALL NOT INVOLVE ANY DANGER OF THE FORECLOSURE, SALE, FORFEITURE OR LOSS, OR IMPOSITION OF ANY LIEN, OTHER THAN A PERMITTED LIEN, ON ANY PART OF THE COLLATERAL, OR SUBJECT SECURED PARTY TO CRIMINAL LIABILITY. SHOULD DEBTOR ELECT TO ENGAGE ITS OWN COUNSEL ACCEPTABLE TO SECURED PARTY, SECURED PARTY MAY CONTINUE TO PARTICIPATE IN THE DEFENSE OF ANY SUCH CLAIM AND WILL RETAIN THE RIGHT TO SETTLE ANY SUCH MATTER ON TERMS AND CONDITIONS SATISFACTORY TO SECURED PARTY AND DEBTOR. ALL SUCH SETTLEMENTS SHALL BE PAID BY AND REMAIN THE SOLE RESPONSIBILITY OF DEBTOR. IN THE EVENT DEBTOR DOES NOT ACCEPT THE DEFENSE OF THE CLAIM AS PROVIDED ABOVE, SECURED PARTY SHALL HAVE THE RIGHT TO DEFEND AGAINST SUCH CLAIM, IN ITS SOLE DISCRETION, AND PURSUE ITS RIGHTS HEREUNDER.

             (h) DIMINUTION IN VALUE OF COLLATERAL. Secured Party shall have no liability or responsibility whatsoever for any diminution in or loss of value of any Collateral.

             (i) APPOINTMENT OF ATTORNEY-IN-FACT. Debtor hereby irrevocably appoints Secured Party or its designee as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor, from time to time in Secured Party's discretion prior to, upon, during, and after an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation, (i) to perfect and continue to perfect the security interests created by this Agreement and to maintain the first priority thereof; (ii) to ask, demand, collect or sue for, recover, compound, receive and give acquittance in receipts for any monies due or becoming due under or in respect for any Collateral; (iii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with the Collateral; and (iv) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of Secured Party in the Collateral; and, in addition to the foregoing, after an Event of Default, to sell or assign any chattel paper or other Collateral upon such terms, for such amounts and at such time or times Secured Party deems advisable. Secured Party shall give Debtor three (3) business days prior written notice before exercising authority as attorney-in-fact at any time which is prior to the occurrence of an Event of Default. The Debtor hereby ratifies all that said attorneys shall do or cause to be done by virtue hereof. Neither the Secured Party nor its designee shall be under any duty to exercise any such powers and none of the Secured Party, its designee or any their respective officers, directors, employees or agents shall be responsible to the Debtor for any failure to act.

         XIII. MISCELLANEOUS.

             (a) REFERENCE TO LOAN DOCUMENTS. This Agreement is one of the "Loan Documents" referred to in the Loan Agreement.

             (b) BENEFIT OF THE AGREEMENT. This Agreement will inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

             (c) TERM. Upon full and final payment and performance of the Obligations by Debtor and extinguishment of the Commitment, this Agreement shall automatically thereafter terminate; PROVIDED that no Obligor on any of the Collateral shall ever be obligated to make inquiry as to the termination of this Agreement, but shall be fully protected in making payment directly to Secured Party.

             (d) ACTIONS NOT RELEASED. The Security Interest and the Debtor's obligations and Secured Party's Rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligations; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligations; (iii) the modification of, amendment to, or waiver of compliance with any terms of, any of the other Loan Documents without the notification or consent of Debtor, except as required therein (the Right to such notification or consent being herein specifically waived by Debtor); (iv) any renewal, extension, or rearrangement of the payment of any or all of the Obligations, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party to Debtor; (v) any neglect, delay, omission, failure, or refusal of Secured Party to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligations;
         (vi) any failure of Secured Party to notify Debtor of the release of any other security; (vii) the illegality, invalidity, or unenforceability of all or any part of the Obligations against any party obligated with respect thereto by reason of the fact that the Obligations, or the interest paid or payable with respect thereto,
         exceeds  the  amount   permitted  by  Law,  the  act  of  creating  the
         Obligations, or any part thereof, is ULTRA VIRES, or the officers, partners, members or trustees creating same acted in excess of their authority, or for any other reason; or (viii) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Laws or for any other reason Secured Party is required to refund such payment or pay the amount thereof to someone else.

             (e) DEBTOR WAIVERS. To the fullest extent permitted by Law, Debtor WAIVES (i) any Right to require Secured Party to proceed against any other Person, to exhaust its Rights in the Collateral, or to pursue any other Right which Secured Party may have; and (ii) with respect to the Obligations, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate.

             (f) WAIVER OF MARSHALLING. To the fullest extent permitted by Law, Debtor agrees that it will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Debtor, for itself, its heirs, devisees, representatives, receivers, trustees, successors and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, Debtor hereby WAIVES and RELEASES all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshalling of its assets, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

             (g) FINANCING STATEMENT. Secured Party shall be entitled at any time to file this Agreement or a carbon, photographic, or other reproduction of this Agreement, as a financing statement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Agreement.

             (h) AMENDMENTS AND WAIVERS. This instrument may be amended only by an instrument in writing executed jointly by Debtor and Secured Party, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof. No waiver of any breach of or obligation under any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, will be limited to the specific breach or obligation waived for the particular instance noted.

             (i) MULTIPLE COUNTERPARTS AND FACSIMILE. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and such counterparts together shall constitute one and the same agreement. For the purposes of this Section, the delivery of a facsimile copy of an executed counterpart of this Agreement shall be deemed to be valid execution and delivery of this Agreement, but the party delivering a facsimile copy shall deliver an original copy of this Agreement as soon as possible after delivering the facsimile copy.

             (j) PARTIES BOUND; ASSIGNMENT. This Agreement shall be binding on Debtor and its successors and assigns and shall inure to the benefit of Secured Party and Secured Party's successors and assigns. Debtor may not, without the prior written consent of Secured Party, assign any Rights, duties, or obligations hereunder. In the event of an assignment of all or part of the Obligations, the Security Interest and other Rights and benefits hereunder to the extent applicable to the part of the Obligation so assigned, shall be imposed on such transferee, but (unless Secured Party shall have so expressly agreed in writing) the Debtor shall remain primarily liable in respect of all such assigned Obligations.

             (k) COLLATERAL AGENT. Secured Party may, within its sole discretion, appoint one or more custodians or collateral agents as bailee-in-possession ("Collateral Agent"), or may, by an instrument delivered to the Debtor, declare that it is acting as collateral agent for itself, to perfect its interests in and to administer the Collateral or any part thereof, including, without limitation, any notes, accounts, chattel paper or other documents or instruments evidencing of the foregoing. Debtor shall pay all costs, fees and other charges of such Collateral Agent.

             (l) ENTIRETY. This Agreement has been entered into pursuant to the provisions of the Loan Agreement and is subject to all of the terms and conditions thereof and, if there is any conflict or inconsistency between the provisions of this Agreement and the provisions of the Loan Agreement, any such conflict or inconsistency shall be resolved to better assure the security interest and collateral assignment granted hereunder. This Agreement cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Secured Party and the Debtor with respect to the subject matter hereof except as expressly set forth herein or in the Loan Agreement.

             (m) GOVERNING LAW. This Agreement and all other Loan Documents and Security Documents shall be construed in accordance with and governed by the laws of the State of New York without regard to conflict of law principles; PROVIDED that Sections 5-1401 and 5-1402 of the New York General Obligations Law shall apply, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

             (n) NOTICES. All notices, requests and other communications to be given hereunder shall be in writing and shall be given to such party at its address or fax number set forth below or such other address or fax number as such party may hereafter specify by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by fax during the business hours of the party receiving notice, when transmitted to the fax number specified in this Section and, on the day of transmittal thereof, a confirmation of receipt (which may be telephonic) is given by the recipient and in any event no later than the next Business Day, (ii) if given by mail, on the third day after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified in this Section; PROVIDED that notices given under this subsection (iii) shall not be effective until received by the respective addressee. All notices shall also be given, simultaneously and in like manner, to such party's legal counsel at its address or fax number set forth below or such other address or fax number as such party may hereafter specify by notice to the other parties.

         AS TO DEBTOR:                            WITH A COPY TO:

         E-LOAN, Inc.                             E-LOAN, Inc.
         5875 Arnold Road                         5875 Arnold Road
         Dublin, CA  94568                        Dublin, CA  94568
         Telephone:  (925) 241-2510               Telephone:  (925) 560-2631
         Telefax:  (925) 560-3408                 Telefax:  (925) 803-3503
         Attn:  Tom Knight, Treasurer             Attn: Edward A. Giedgowd, Esq.

         AS TO SECURED PARTY:                     WITH A COPY TO:

         Merrill Lynch Mortgage Capital Inc.      Merrill Lynch Mortgage Capital Inc.
         4 World Financial Center, 22nd Floor     4 World Financial Center, 22nd Floor
         New York, NY 10080                       New York, NY 10080
         Telephone: (212) 449-9369                Telephone: (212) 449-8486
         Telefax: (212) 449-6673                  Telefax: (212) 449-6673
         Attn: Jeffrey S. Cohen, Director         Attn: Michael Blum, Managing Director

             (o) SEVERABILITY. If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability will attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof will continue in full force and effect.

             (p) ADDITIONAL CONTINUING SECURITY. This Agreement and the security interest and collateral assignment granted hereby are in addition to and not in substitution for any other security now or hereafter held by the Secured Party. This Agreement is a security agreement (as defined in the UCC) and the security interest granted hereunder is a continuing security that will remain in full force and effect until discharged by the Secured Party.

             (q) FURTHER ASSURANCES. The Debtor from time to time, at its expense, shall promptly do, execute and deliver, or cause to be done, executed and delivered, all such financing statements, further assignments, instruments, documents, acts, matters and things as may be reasonably requested by the Secured Party for the purpose of giving effect to this Agreement and the other Loan Documents or for the purpose of establishing compliance with the representations, warranties and covenants herein contained and contained in the other Loan Documents and the rights, powers and remedies herein and therein granted.

             (r) DISCHARGE. The Debtor will not be discharged from any of the Obligations or from this Agreement except by a release or discharge signed in writing by the Secured Party.

             (s) SUBMISSION TO JURISDICTION; WAIVERS. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                  1. SUBMITS ITSELF AND ITS PROPERTY TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK OR ANY OTHER FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND APPELLATE COURTS FROM ANY THEREOF;

                  2. CONSENTS THAT ANY ACTION OR PROCEEDING RELATING TO THE TRANSACTIONS CONTEMPLATED BY OR ARISING FROM, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT OF, THE LOAN DOCUMENTS MAY BE BROUGHT IN SUCH COURTS;

                  3. WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                  4. AGREES THAT ANY SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH EACH OF THE OTHER PARTIES HERETO SHALL HAVE BEEN NOTIFIED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT; AND

                  5. AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

             (t) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE OTHER LOAN

         DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ARISING HEREUNDER OF THEREUNDER.

             (u) THIRD PARTIES. No Person dealing with the Secured Party or any agent of the Secured Party shall be required to inquire whether the security interest has become enforceable, or whether the powers which the Secured Party or any such agent is purporting to exercise are or have become exercisable, or whether any Obligations remain outstanding upon the security interest granted to the Secured Party, or as to the necessity or expediency of the stipulations and conditions subject to which any sale shall be made, or otherwise as to the propriety or regularity of any sale or other disposition or any other dealing with the security interest granted to the Secured Party in, to and under the Collateral or any part thereof.

                            [Signature page follows.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                     Debtor:

                                     E-LOAN, INC.

                                     By:____________________________

                                     Its: ___________________________

                                              5875 Arnold Road
                                              Dublin, CA  94568

                                              3563 - 501 Philips Highway
                                              Jacksonville, FL  32207

                                     Secured Party:

                                     MERRILL LYNCH MORTGAGE CAPITAL INC.

                                     By:____________________________

                                     Its: ___________________________

                                              4 World Financial Center, 22nd Fl.
                                              New York, NY  10080

                                   SCHEDULE I

                             E-LOAN, INC. LOCATIONS

A.       Location of Chief Executive Office:

         5875 Arnold Road
         Dublin, CA  94568

B.       Location of Books and Records as to Chattel Paper and Accounts:

         3563 - 501 Philips Highway
         Jacksonville, FL  32207

         5875 Arnold Road
         Dublin, CA  94568

C.       Location of Other Collateral:

         WHILE HELD IN TRUST BY DEBTOR

         3563 - 501 Philips Highway
         Jacksonville, FL  32207

D.       Location of Any Other Place(s) of Business:

         Main Corporate Office:
         5875 Arnold Road
         Dublin, CA  94568

         Branch Office (Main Location of Auto Operations):
         3563 - 501 Philips Highway
         Jacksonville, FL  32207



                                     S-I-I

                                   SCHEDULE II

                              REAL PROPERTY; LEASES

5875 ARNOLD ROAD, DUBLIN, CA 94568

Multi-Tenant Office Triple Net Lease dated August 19, 1998, between Creekside South Trust, a Maryland Business Trust as Lessor and E-Loan, Inc. as Lessee;

3563 PHILIPS HIGHWAY, JACKSONVILLE, FL 32207

Metro Square Office Lease Agreement dated February 4, 2000, between Southpart Corporate Center, LLC as Lessor and E-LOAN, Inc. as Lessee.

EQUIPMENT LEASE

Master Lease Agreement dated March 4, 1998, between Comdisco, Inc., as Lessor and E-LOAN, Inc. as Lessee.




                                     S-II-I